UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2016

FORTRESS BIOTECH, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35366	20-5157386
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Gansevoort Street, 9th Floor, New York, New York	10014
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 652-4500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by Fortress Biotech, Inc. (the “Company”) on September 26, 2016 (the “Original 8-K”). Pursuant to the terms of the Agreement and Plan of Merger by and among the Company, FBIO Acquisition, Inc. (“FBIO Acquisition”), a wholly-owned subsidiary of the Company, and National Holdings Corporation (“NHLD”), dated as of April 27, 2016 (as amended, the “Merger Agreement”), on August 12, 2016, FBIO Acquisition commenced a tender offer (the “Offer”) to acquire all outstanding shares of NHLD, at a price of $3.25 per share, net to the seller in cash (less any required withholding taxes and without interest), on the terms and subject to the conditions set forth in the Offer to Purchase, dated August 12, 2016 (as amended or supplemented), and the related Letter of Transmittal. As previously reported in the Original 8-K, on September 12, 2016, FBIO Acquisition accepted for payment all shares that were validly tendered in the Offer. As a result of the Offer, FBIO Acquisition acquired shares of common stock of NHLD that represented approximately 56% of the outstanding shares of NHLD on a fully diluted basis. This Amendment No. 1 amends and supplements Item 9.01 of the Original 8-K to include the financial information required under Item 9.01, which was not previously filed with the Original 8-K. Except as stated in this Explanatory Note, no other information contained in the Original 8-K is changed.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The financial statements for NHLD required under Item 9.01(a) of Form 8-K are attached hereto as Exhibits 99.1, 99.2, 99.3 and 99.4 to this Amendment No. 1 and are incorporated herein by reference.

(b) Pro Forma Financial Information

The pro forma financial information required under Item 9.01(b) of Form 8-K is attached hereto as Exhibit 99.5 to this Amendment No. 1 and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger by and among Fortress Biotech, Inc., FBIO Acquisition, Inc. and National Holdings Corporation, dated April 27, 2016 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on April 28, 2016)

2.2	Amendment No. 1 to Agreement and Plan of Merger by and among Fortress Biotech, Inc., FBIO Acquisition, Inc., and National Holdings Corporation, dated August 12, 2016 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on August 12, 2016)

23.1	Consent of EisnerAmper LLP

99.1	Audited Consolidated Financial Statements of National Holdings Corporation for the years ended September 30, 2015 and September 30, 2014 (incorporated by reference to NHLD’s Annual Report on Form 10-K filed on December 28, 2015)

99.2	Unaudited Condensed Consolidated Financial Statements of National Holdings Corporation as of December 31, 2015 for the three months ended December 31, 2015 (incorporated by reference to NHLD’s Quarterly Report on Form 10-Q filed on February 16, 2016)

99.3	Unaudited Condensed Consolidated Financial Statements of National Holdings Corporation as of March 31, 2016 for the six months ended March 31, 2016 (incorporated by reference to NHLD’s Quarterly Report on Form 10-Q filed on May 16, 2016)

99.4	Unaudited Condensed Consolidated Financial Statements of National Holdings Corporation as of June 30, 2016 for the nine months ended June 30, 2016 (incorporated by reference to NHLD’s Quarterly Report on Form 10-Q filed on August 15, 2016)

99.5	Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 2016 and the year ended December 31, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

FORTRESS BIOTECH, INC.

Date: November 22, 2016	/s/ Lindsay A. Rosenwald
Name: Lindsay A. Rosenwald, M.D.
Title: Chairman of the Board of Directors, President and Chief Executive Officer